Exhibit 10.1

ImageWare Systems, Inc.

Subscription Form

Series G Convertible Preferred Stock
Liquidation Preference $1,000 per Share

Investor’s Name:	_____________________________________________________

Investor’s Address	_____________________________________________________
_____________________________________________________

Investor’s Social Security or Federal Tax Identification Number:	_____________________________________________________

Brokerage Firm (for delivering shares):	_____________________________________________________

Account Number at Brokerage Firm:	_____________________________________________________

DTC Participant Number:	_____________________________________________________

Number of Shares Subscribed for:	______________________________________________________

Amount Owed for Shares:	____________________________________ ($1,000 per share)

Wire Information:
Date of Wire: ___________________

Fed Reference No.: ______________

Investor agrees and acknowledges that the shares of Series G Convertible Preferred Stock subscribed for (the “Shares”) shall be issued as of the date of acceptance of this Subscription Form by ImageWare Systems, Inc., and delivered to Investor within five (5) business days thereafter.

Representations, Warranties, Agreements:

By executing and returning this form, the undersigned represents, warrants and agrees that:

(i) he/she/it is the investor, or has full power and authority to act on behalf of and bind the investor in subscribing as set forth herein and making these representations, warranties and agreements;

(ii) he/she/it understands that the Shares are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (“Securities Act”) or any applicable state securities law, and he/she/it is acquiring the Shares as principal for their own account and not with a view to or for distributing or reselling, has no present intention of distributing the Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution the Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the undersigned’s right to sell the Shares in compliance with applicable federal and state securities laws);

(iii) At the he/she/it was offered the Shares, they were, and as of the date hereof it are an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act;

(iv) he/she/it, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has so evaluated the merits and risks of such investment, and is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment;

(v) he/she/it, and to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, affiliates or executive officers (collectively, the “Covered Persons”), are not subject to any of the Disqualification Events described in Rule 506(d)(1)(i) to (viii) under the Securities Act, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). He/she/it has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Shares will not subject the ImageWare Systems to any Disqualification Event;

(vi) he/she/it is not, to their knowledge, purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement; and

(vii) the information provided herein and these representations, warranties and agreements are accurate and complete, and shall remain so until the undersigned notifies ImageWare otherwise.

Contact information, if we have any questions:	__________________________________	(Phone)

	_________________________________	(Email)

Signature:	______________________________
By:___________________________
Date:__________________________

Subscription Instructions:

1.	Wire the funds to:

Bank name	Comerica Bank - California
Bank address	955 “J” Street, San Diego, CA 92101

ABA routing #	121137522
Swift #	MNBDUS33

Account name	ImageWare Systems, Inc.

Account #	1891503805

2.	Execute the subscription form (being sure to include the date of the wire and the wire Fed. Ref. No.) and email the form to rcharest@disclosurelawgroup.com.

For questions please email: jsudweeks@disclosurelawgroup.com.